UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2018

GridIron BioNutrients, Inc.
(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-55852

(Commission File Number)

36-4797193

(IRS Employer Identification No.)

1119 West 1st Ave., Ste. G

Spokane, Washington 99021

(Address of principal executive offices)(Zip Code)

(800) 570-0438

Registrant’s telephone number, including area code

____________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers, Compensatory Arrangements of Certain Officers.

Effective February 26, 2018, Darren Long resigned as a member and Chairman of the Board of Directors, and as Chief Executive Officer, of the GridIron BioNutrients, Inc., a Nevada corporation (the “Company”). Effective February 26, 2018, Brian Martinho resigned as a member of the Board of Directors, and as Treasurer, of the Company.

Effective February 27, 2018, Timothy Orr, as the sole member of the Board of Directors, appointed himself as Secretary and Treasurer of the Company. Mr. Orr is also presently the Company’s President.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GridIron BioNutrients, Inc.

Date: February 27, 2018	By:	/s/ Timothy Orr
	Name:	Timothy Orr
	Title:	President

3